UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2015

Energy XXI Ltd

(Exact name of registrant as specified in its charter)

BERMUDA	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM

1179, Hamilton HM EX, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-2244

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 2, 2015, in connection with preparing its annual report on Form 10-K for the year ended June 30, 2015 (the “2015 Form 10-K”), management of Energy XXI Ltd (the “Company”) and the Audit Committee of its Board of Directors (the “Audit Committee”) determined that the contemporaneous formal documentation it had historically prepared to support its initial designations of derivative financial instruments as cash flow hedges in connection with the Company’s crude oil and natural gas hedging program did not meet the technical requirements to qualify for cash flow hedge accounting treatment in accordance with ASC Topic 815, Derivatives and Hedging.  The primary reason for this determination was that the formal hedge documentation lacked specificity of the hedged items and, therefore, the designations failed to meet hedge documentation requirements for cash flow hedge accounting treatment.  Consequently, unrealized gains or losses resulting from those derivative financial instruments should have been recorded in the Company’s consolidated statements of operations as a component of earnings.  Under the cash flow accounting treatment previously applied by the Company, unrealized gains or losses resulting from changes in the fair value of its derivative financial instruments were recorded , net of the related tax impact, in accumulated other comprehensive income or loss, until the production month when the associated hedge contracts were settled at which time gains or losses associated with the settled contracts were reclassified to revenues .

The Audit Committee has concluded that the Company’s previously issued consolidated financial statements for the years ended June 30, 2014, 2013, 2012 and 2011 and for the quarters ended September 30, 2014 and 2013, December 31, 2014 and 2013, March 31, 2015 and 2014 and June 30, 2014 should no longer be relied upon, and determined that those financial statements will be restated. This restatement primarily reflects the recognition of unrealized gains and losses on derivative financial instruments previously included in accumulated other comprehensive income (loss) to gain (loss) on derivative financial instruments included in earnings and the reclassification of amounts associated with settled contracts previously included in oil and gas sales revenues to gain (loss) on derivative financial instruments as a result of not qualifying as for cash flow hedge accounting treatment described above. The restatement also reflects resulting adjustments to net oil and natural gas properties, impairment of oil and natural gas properties and depreciation, depletion and amortization due to the previous inclusion of the value of the cash flow hedges in our full cost ceiling test, which is only permitted if the derivative instruments qualify for cash flow hedge accounting; and adjustments to deferred income taxes and income tax expense (benefit). While these non-cash adjustments impact revenues, net income (loss) and net income (loss) per common share for each period, as well as total stockholders’ equity, these adjustments do not impact the economics of the hedge transactions or net cash flows from operating, investing or financing activities, nor do they affect the Company’s liquidity or Adjusted earnings before interest, depreciation, taxes and amortization (EBITDA) for each such period. The restatement will not have any impact on any of the Company’s financial covenants under its revolving credit facility, 11.000% senior secured second lien notes or senior note indentures. The primary financial statement items impacted by this restatement for and as of the years ended June 30, 2014 and 2013 and for and as of the quarters ended September 30, 2014 and 2013, December 31, 2014 and 2013, March 31, 2015 and 2014 and June 30, 2014 are as follows:

ENERGY XXI LTD

Restatement of Historical Statement of Operations Data
(In Thousands, except per share information)

(Unaudited)

	For the Year Ended		For the Quarter Ended
	June 30,		September 30,		December 31,		March 31,		June 30,
	2013	2014	2013	2014	2013	2014	2014	2015	2014
Revenues – Crude oil sales:
As previously reported	$1,080,982	$1,091,223	$289,229	$368,501	$262,230	$324,655	$249,955	$232,520	$289,809
Adjustments to revenues – crude oil sales	(13,295)	12,985	1,737	1,654	1,397	(44,947)	4,686	(54,915)	5,166
As restated	1,067,687	1,104,208	290,966	370,155	263,627	279,708	254,641	177,605	294,975

Revenues – natural gas sales:
As previously reported	127,863	139,502	35,363	34,730	34,586	33,100	35,228	27,672	34,325
Adjustments to revenues – natural gas sales	(15,110)	(3,619)	(2,779)	(169)	(3,448)	(1,299)	2,334	(660)	274
As restated	112,753	135,883	32,584	34,561	31,138	31,801	37,562	27,012	34,599

(Loss) gain on derivative financial instruments:
As previously reported	(1,756)	(5,704)	(1,441)	3,283	(5,722)	886	205	(1,932)	1,254
Adjustments to (loss) gain on derivative financial instruments	(19,752)	(81,264)	(28,962)	53,442	(15,229)	190,576	(7,554)	18,895	(29,519)
As restated	(21,508)	(86,968)	(30,403)	56,725	(20,951)	191,462	(7,349)	16,963	(28,265)

Total Revenues:
As previously reported	1,208,845	1,230,725	324,592	403,231	296,816	357,755	285,183	260,192	324,134
Adjustments to total revenues	(49,913)	(77,602)	(31,445)	58,210	(23,002)	145,216	(329)	(38,612)	(22,826)
As restated	1,158,932	1,153,123	293,147	461,441	273,814	502,971	284,854	221,580	301,308

Net Income (Loss):
As previously reported	162,081	59,111	43,139	(6,403)	10,495	(373,879)	7,292	(584,317)	(1,815)
Adjustments to net income (loss)	18,702	(40,987)	(17,857)	33,593	(8,567)	97,916	(974)	89,256	(13,589)
As restated	180,783	18,124	25,282	27,190	1,928	(275,963)	6,318	(495,061)	(15,404)

Earnings (Loss) per Share (Basic):
As previously reported	1.90	0.64	0.53	(0.10)	0.10	(4.01)	0.06	(6.22)	(0.06)
Adjustments to earnings (loss) per share (basic)	0.24	(0.55)	(0.23)	0.36	(0.11)	1.04	(0.01)	0.95	(0.18)
As restated	2.14	0.09	0.30	0.26	(0.01)	(2.97)	0.05	(5.27)	(0.24)

Earnings (Loss) per Share (Diluted):
As previously reported	1.86	0.64	0.51	(0.10)	0.10	(4.01)	0.06	(6.22)	(0.06)
Adjustments to earnings (loss) per share (diluted)	0.08	(0.55)	(0.24)	0.34	(0.11)	1.04	(0.01)	0.95	(0.18)
As restated	1.94	0.09	0.27	0.24	(0.01)	(2.97)	0.05	(5.27)	(0.24)

ENERGY XXI LTD

Restatement of Historical Balance Sheet Data

(In Thousands)

(Unaudited)

	As Of
	June 30,		September 30,		December 31,		March 31,
	2013	2014	2013	2014	2013	2014	2014	2015
Oil and natural gas properties:
As previously reported	$3,289,505	$6,524,602	$3,399,831	$6,637,292	$3,523,881	$6,642,565	$3,625,788	$5,772,316
Adjustments to oil and natural gas properties	(106,631)	(97,339)	(104,075)	(95,213)	(101,717)	(93,035)	(99,526)	79,517
As restated	3,182,874	6,427,263	3,295,756	6,542,079	3,422,164	6,549,530	3,526,262	5,851,833

Total Assets:
As previously reported	3,611,711	7,436,778	3,743,584	7,496,583	4,161,708	7,224,043	4,181,116	6,755,826
Adjustments to total assets	(106,631)	(95,281)	(104,075)	(95,213)	(101,717)	(93,035)	(99,526)	79,517
As restated	3,505,080	7,341,497	3,639,509	7,401,370	4,059,991	7,131,008	4,081,590	6,835,343

Accumulated earnings (deficit):
As previously reported	(29,352)	(19,626)	1,818	(40,165)	739	(428,200)	(3,281)	(1,016,322)
Adjustments to accumulated earnings (deficit)	(42,759)	(83,745)	(60,615)	(50,152)	(69,182)	47,764	(70,156)	137,021
As restated	(72,111)	(103,371)	(58,797)	(90,317)	(68,443)	(380,436)	(73,437)	(879,301)

Accumulated other comprehensive (loss) income:
As previously reported	26,552	(20,475)	6,844	15,278	(4,456)	109,126	(4,794)	85,361
Adjustments to accumulated other comprehensive (loss) income	(26,552)	20,475	(6,844)	(15,278)	4,456	(109,126)	4,794	(85,361)
As restated	–	–	–	–	–	–	–	–

Total Stockholders’ Equity:
As previously reported	1,437,246	1,797,830	1,434,295	1,817,040	1,366,188	1,523,550	1,332,765	912,430
Adjustments to total stockholders’ equity	(69,311)	(63,270)	(67,459)	(65,430)	(64,726)	(61,362)	(65,362)	51,660
As restated	1,367,935	1,734,560	1,366,836	1,751,610	1,301,462	1,462,188	1,267,403	964,090

The matters disclosed in this Current Report on Form 8-K have been discussed by the Audit Committee and management with representatives of BDO USA, LLP, the registered independent public accounting firm that reviewed the financial statements for the three months ended December 31, 2014 and March 31, 2015 to be restated and UHY LLP, the registered independent public accounting firm that audited or reviewed the remainder of the financial statements to be restated. In addition, the Company has discontinued the use of cash flow hedge accounting on all of its outstanding derivative contracts. The Company is assessing the impact of these errors on the effectiveness of their internal controls over financial reporting.

The Company intends to file with its 2015 Form 10-K (1) a restated balance sheet as of June 30, 2014, (2) restated audited consolidated statements of operations, consolidated statements of cash flows, and consolidated statements of stockholders’ equity (deficit) for the years ended June 30, 2014 and 2013, (3) restated quarterly financial information for the quarters ended September 30, 2014 and 2013, December 31, 2014 and 2013, March 31, 2015 and 2014, and June 30, 2014, and (4) restated selected financial data for the years ended June 30, 2014, 2013, 2012, and 2011,and does not plan to amend previously filed reports in connection with the restatement.  The Company intends to file a Notification of Late Filing on Form 12b-25 in order to obtain an additional fifteen calendar days to file the 2015 Form 10-K, but there can be no assurance that the 2015 Form 10-K will be filed within the fifteen calendar-day period.

Cautionary Note to Investors Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include, among other things, the statement that the Company expects to file its 2015 Form 10-K within fifteen calendar days following its 12b-25 filing and the Company’s estimates of the impact the loss of hedge accounting treatment on certain of its derivatives will have on the financial statements described above. There can be no assurance that the Company will be able to file its 2015 Form 10-K within that time period or that such estimates will not change. Forward-looking statements are subject to a number of uncertainties and risks, and actual results may differ materially from those projected. Factors that could affect the Company's actual results include unanticipated delays in the conclusion of the Company’s 2015 integrated audit and the effects of other various risk factors and uncertainties disclosed in the Company’s filings with the Securities and Exchange Commission, especially on Forms 10-K, 10-Q and 8-K. Such forward-looking statements are made only as of the date of this Form 8-K, and the Company does not undertake any obligation to update any forward-looking statement to reflect subsequent events or circumstances except to the extent required by applicable law.

Item 8.01 – Other Events.

On September 8, 2015, the Company will issue a press release regarding the matters in this Current Report on Form 8-K. A copy of the Company’s press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated September 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI Ltd

	By:	/s/ Bruce W. Busmire
Bruce W. Busmire
September 8, 2015		Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release, dated September 8, 2015.